John Hancock Funds

                              Regional
                                Bank
                                Fund

                           Annual Report

                         October 31, 1996



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward Spellman*

*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110




A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and
Chief Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange Commission Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and consolidated prospectuses. The prospectuses feature shorter, clearer language with a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward. And while they are easier to read, they still comply with all federal and state guidelines.

We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.

Sincerely,

/S/EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGER

John Hancock
Regional Bank Fund

Bank stocks at head of pack in market rally

"Our returns
have been
helped by
continued
consolidation
in the banking
industry."

The year ending October 31, 1996 was a good one for the equity market as a whole and an even better one for bank stocks. John Hancock Regional Bank Fund produced total returns at net asset value of 28.78% and 27.89% for Class A and Class B shares, respectively, outdistancing the 24.10% total return of the Standard & Poor's 500-Stock Index. The average financial services fund gained 28.24%, according to Lipper Analytical Services.1 Please see pages seven and eight for longer-term performance information.

Investors have come to embrace an economic outlook of slow growth, low inflation, and stable interest rates. This is an ideal environment for banks because they are able to achieve moderate growth in loans and earnings without taking undue risks. If the economy were growing more rapidly, earnings would be temporarily inflated, but the stage would be set for an eventual economic slowdown that would cause a dramatic increase in loan losses. Banks do not earn enough money during an economic boom to make up for what they lose during a bust. Slow, plodding growth of 2-3%, year after year, is what we hope for as bank investors.

Our returns have been helped by continued consolidation in the banking industry. During the period, 23 of our holdings announced agreements to be taken over by other institutions. The Fund's performance was also bolstered by some specific tactics we engaged in, such as buying thrifts that are plaintiffs in "goodwill" lawsuits against the U.S.Government, and investing in commercial banks in California that are benefiting from recovering real estate values.

A 2 1/4" x 3 1/2" photo of portfolio management team at bottom right. Caption reads: "James K. Schmidt (seated) and
Regional Bank Fund management team members: Patricia Ouimet and (l-r) James Boyd, Thomas Finucane, Gerard Cronin".



Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Wells Fargo 2.4%; 2) GreenPoint Financial 2.3%; 3) Bank of Boston Corp. 2.0%; 4) Union Planters Corp. 1.9%; 5) Bank of New York 1.9%. Footnote below states "As a percentage of total net assets on October 31, 1996."

"...an
excellent
year for
bank
earnings."

Positive earnings trends

The favorable economic environment has contributed to an excellent year for bank earnings. With three quarters of the year reported, we believe earnings gains will average 14%. Several components of the earnings equation have been slightly better than we had predicted -- loan growth, credit losses, and non-interest revenues. In addition, many banks have continued aggressive share repurchase programs, thereby shrinking the denominator in the earnings-per-share calculation. In 1997, we are looking for earnings to advance by another 10%. Based on this estimate, banks and savings and loans are selling for an average of 11 times earnings. This compares to 17 times 1997 earnings for the S&P 500 and means that bank stocks are 35% cheaper than the overall market.


Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Commerce Bancshares followed by an up arrow and the phrase "Stellar fundamentals being recognized." The second listing is Washington Mutual Group followed by an up arrow and the phrase "Market applauds acquisition of American Savings." The third listing is Roosevelt Financial followed by a down arrow and the phrase "Sluggish earnings, rate-sensitive balance sheet." Footnote below reads: "See Schedule of Investments. Investment holdings are subject to change."

Stock repurchases

Stock repurchases deserve a special mention here because of their extraordinary importance to bank investors. A string of very profitable years has left the banking industry with very strong capital ratios (see chart). This is both a blessing and a curse because while high levels of equity contribute to safety and soundness, it is difficult for a bank to earn a satisfactory return on equity unless it is fully leveraged. Leverage is traditionally accomplished by aggressively booking additional loans. This could lead to imprudent lending standards, which would eventually culminate in drastically increased loan charge-offs. Fortunately, those bank executives that retained their jobs after the lending debacle in 1989-90 were chastened by the experience and are opting now to reduce their equity ratios by using capital to buy back stock. This not only increases earnings-per-share, as noted previously, but prevents the more risky lending we might otherwise be witnessing at this point in the economic cycle. The acceptance of share buybacks as a leverage strategy is an extremely positive development, and it is one we stress in our meetings with management.

Consolidation continues

Although 1996 has been similar to 1995 in terms of the number of merger announcements, the size of the transactions declined noticeably. The drought in large bank acquisitions was broken on August 30, when NationsBank and Boatmen's Bancshares (a St. Louis based bank with about $40 billion in assets) announced that they were merging. This deal was significant for a number of reasons: it marked the return to the merger wars of a predator bank that had sat out the frenzy of 1995, it set very high pricing standards when measured by the price-to-book or price-earnings ratios, and it reinforced the use of purchase (rather than pooling) accounting for major acquisitions. The issue of accounting treatment is important because the "purchase" method allows an acquiring bank to continue the stock buyback programs that we like so much. While purchase accounting has historically been frowned on by bank investors, it has gained credibility now that it has been employed successfully this year by two of the nation's biggest banks, Wells Fargo and NationsBank. We think merger activity will accelerate over the next year, although perhaps not to the extreme levels of 1995. Consolidation will be instrumental in the banking industry's achievement of greater efficiency and ability to make technological investments. Even if we were to never own another bank that got taken over, we would still be big fans of bank consolidation.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1996." The chart is scaled in increments of 10% from bottom to top, with 30% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 28.78% total return for the John Hancock Regional Bank Fund: Class A. The second represents the 27.89% total return for John Hancock Regional Bank Fund: Class B. The third represents the 28.24% total return for the average financial services fund. A footnote below reads: "Total returns for John Hancock Regional Bank Fund are at net asset value with all distributions reinvested. The average financial services fund is tracked by Lipper Analytical Services. (1) See pages seven and eight for historical performance information."


Dateline: Washington, D.C.

Since our last communication in April, several legal and regulatory issues have been resolved favorably. On July 1, the Supreme Court affirmed a lower court ruling that one of our holdings, Glendale Federal Bank, had suffered from a breach of contract when Congress changed the accounting rules for Supervisory Goodwill in 1989. We own numerous savings and loans that have similar claims in other "goodwill" suits. It will now take a year or longer for the courts to determine what the dollar amount of damages is. The stock market was intensely interested in these stocks for a few days immediately preceding and following the Supreme Court ruling, but we feel these stocks are now being overlooked as the headlines have faded.

More recently, as part of the Omnibus Budget Reconciliation Bill, Congress and the President enacted legislation to recapitalize the Savings Association Insurance Fund (SAIF). In return for a one-time assessment this year, the savings and loan industry will see its FDIC premiums cut dramatically in 1997 to levels comparable to the banks. Most of the Fund's thrift holdings accrued these charges in the third quarter of 1996 and will see a 3-5% earnings pick up in 1997 from the lower premiums. With this legislation, the road has been paved for a merging of the bank and savings association insurance funds and eventually for a single banking charter. This will make it much more common for commercial banks to merge with thrifts.

"We have
increased our
holdings in
savings and
loans this
year."

Finally, the banks' struggle for expanded powers rages on. Although repeal of Glass-Steagall was nixed by Congress for this year, the Federal Reserve has proposed allowing banks to receive a larger portion of their business from underwriting stocks and bonds. Currently capped at 10%, the banks would be allowed to derive 25% of revenue from the securities business after the Fed's recent relaxation proposal is enacted, most likely in early 1997. Such changes would have an immediate impact primarily on money center banks, but some of the Fund's larger superregionals could acquire a regional brokerage under the new guidelines. We are not particularly excited about the possibility of banks making an effort to be major players in the brokerage industry. Most of the banks we own are culturally ill-equipped to succeed in the securities business and risk cannibalizing profitable banking customers in the process. The biggest beneficiaries of a movement by banks into the brokerage business would be shareholders of regional brokerage firms that would become acquisition targets.

"Our basic
investment
concept has
remained the
same since
the Fund's
inception..."

Portfolio strategy and outlook

Our basic investment concept has remained the same since Fund's inception 11 years ago. We buy undervalued regional banks and thrifts that have solid earnings fundamentals and that are likely to be in the path of industry consolidation. While the Fund remains geographically diverse, we frequently play on the theme of "battleground" states, those states that contain important markets, but where superregional banks have only a minor presence. New Jersey was a battleground state until, in 1995, three of its four largest banks were acquired by out of state superregional banks. States that now look to us like New Jersey once did are Alabama, Tennessee and Virginia, all states where we own numerous positions in mid-sized banks.

We have increased our holdings in savings and loans this year. Two of the reasons for this have already been discussed: the "goodwill" lawsuits and the SAIF insurance resolution. The other area of intrigue is the conversion of many previously mutual savings and loans to stock ownership. These recent conversions are the least expensive of all financial institutions as many trade under their book value. Almost all of these companies have buyback programs in effect or planned, and the repurchases increase their book value per share. Eventually, we expect many of the converted thrifts to be acquired by commercial banks.

We also boosted the number of our California holdings during the period because of improving banking conditions in that state. As employment expands and real estate values stabilize, most California banks are (at last!) seeing their non-performing assets decline. From a consolidation point of view, the state is still in its infancy -- it reminds us of the Midwest back when we started the Fund in 1985. We expect mergers among many of the smaller California banks and, several years from now, interstate mergers into the state.

At the end of October, cash and equivalents stood at about 18% of total assets. This level is higher than we would like to see it, and is a product of the substantial cash flows that the Fund has received during this record year of mutual fund sales. We continue to have a goal of reducing our level of cash and equivalents to below 10%. The time frame over which this will happen is dependent on the level and direction of cash flows.

Overall, we feel that the basic investment strategy that we have been employing over the life of the Fund will continue to work in the future. Bank stocks remain inexpensive, the economy is cooperating, and there are many years of industry consolidation to look forward to. We would change our mind about the attractiveness of bank equity investments only if these driving forces were to evaporate.

----------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Regional Bank Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. Prior to August 1992, different sales charges were in effect for Class A shares and are not reflected in the performance data. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for risks associated with industry segment investing.

CUMULATIVE TOTAL RETURNS

For the period ended September 30, 1996

                                                       MOST
                             ONE        FIVE         RECENT
                            YEAR       YEARS      TEN YEARS
                          ------     -------     ----------
John Hancock Regional
Bank Fund: Class A        16.68%        N/A      193.62%(1)
John Hancock Regional
Bank Fund: Class B        16.97%     224.82%     479.49%(2)

AVERAGE ANNUAL TOTAL RETURNS

For the period ended September 30, 1996

                                                       MOST
                             ONE        FIVE         RECENT
                            YEAR       YEARS      TEN YEARS
                          ------     -------     ----------
John Hancock Regional Bank
Fund: Class A              16.68%       N/A        25.50%(1)
John Hancock Regional
Bank Fund: Class B         16.97%     26.57%       19.21%(2)

Notes to Performance

(1) Class A shares commenced operations on January 3, 1992.

(2) Class B shares commenced operations on October 4, 1985.



WHAT HAPPENS TO A $10,000 INVESTMENT

The charts on the right show how much a $10,000 investment in the John Hancock Regional Bank Fund would be worth on October 31, 1996, assuming you either had invested on the day each class of shares started or have been invested for the most recent ten years and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance.

Regional Bank Fund
Class A shares

Line chart with the heading Regional Bank Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Regional Bank Fund, before sales charge, and is equal to $32,396 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Regional Bank Fund on January 3, 1992, after sales charge, and is equal to $30,774 as of October 31, 1996. The third line represents the Standard & Poor's 500 Stock Index and is equal to $19,245 as of October 31, 1996.


Regional Bank Fund
Class B shares

Line chart with the heading Regional Bank Fund: Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Regional Bank Fund, before sales charge, and is equal to $60,741 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Standard & Poor's 500 Stock Index and is equal to $39,194 as of October 31, 1996.

* No contingent deferred sales charge.




John Hancock Funds - Regional Bank Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1996
-------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common and preferred stocks and warrants
(cost - $1,886,288,773)                                          $2,714,877,771
Bonds (cost - $4,856,450)                                             5,216,000
Joint repurchase agreement (cost - $348,203,000)                    348,203,000
Short-term investments (cost - $253,187,982)                        253,187,982
Corporate savings account                                               874,361
                                                                 --------------
                                                                  3,322,359,114
Receivable for investments sold                                      16,075,841
Receivable for shares sold                                           15,478,581
Dividends receivable                                                  5,139,033
Interest receivable                                                     246,084
Other assets                                                             45,603
                                                                 --------------
Total Assets                                                      3,359,344,256
-------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                    85,421,313
Payable for shares repurchased                                        1,393,621
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                               2,696,954
Accounts payable and accrued expenses                                   475,714
                                                                 --------------
Total Liabilities                                                    89,987,602
-------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                  $2,403,892,685
Accumulated net realized gain on investments                         32,405,772
Net unrealized appreciation of investments                          828,950,524
Undistributed net investment income                                   4,107,673
                                                                 --------------
Net Assets                                                       $3,269,356,654
===============================================================================

Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value, respectively)
Class A - $860,842,527/25,326,453                                        $33.99
===============================================================================

Class B - $2,408,514,127/71,195,346                                      $33.83
===============================================================================

Maximum Offering Price Per Share*
Class A - ($33.99 x 105.26%)                                             $35.78
===============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1996
-------------------------------------------------------------------------------
Investment Income:
Dividends (including $4,900,042 received from
affiliated issuers)                                                 $60,784,599
Interest                                                             23,195,312
                                                                   ------------
                                                                     83,979,911
Expenses:
Investment management fee - Note B                                   18,308,016
Distribution/service fee - Note B
Class A                                                               1,961,280
Class B                                                              17,539,754
Transfer agent fee - Note B                                           5,428,743
Registration and filing fees                                            566,827
Custodian fee                                                           341,564
Trustees' fees                                                          305,536
Printing                                                                286,393
Financial services fee - Note B                                         176,938
Legal fees                                                              112,554
Miscellaneous                                                            74,976
Auditing fee                                                             39,572
                                                                   ------------
Total Expenses                                                       45,142,153
-------------------------------------------------------------------------------
Net Investment Income                                                38,837,758
-------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments sold                                32,654,655
Change in net unrealized appreciation/depreciation
of investments                                                      550,720,765

Net Realized and Unrealized Gain
on Investments                                                      583,375,420
-------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                          $622,213,178
===============================================================================


See notes to financial statements.





Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                                               -------------------------------
                                                                                      1995             1996
                                                                               --------------   --------------
Increase in Net Assets:
Net investment income                                                             $17,043,670      $38,837,758
Net realized gain on investments sold                                              14,650,736       32,654,655
Change in net unrealized appreciation/
depreciation of investments                                                       235,518,324      550,720,765
                                                                               --------------   --------------
Net Increase in Net Assets Resulting from
Operations                                                                        267,212,730      622,213,178
                                                                               --------------   --------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.4773 and $0.6039 per share,
respectively)                                                                      (5,715,567)     (12,903,706)
Class B - ($0.3215 and $0.4021 per share,
respectively)                                                                      (9,516,354)     (23,862,840)
Distributions from net realized gain on
investments sold
Class A - ($0.3413 and $0.2154 per share,
respectively)                                                                      (3,288,461)      (4,107,407)
Class B - ($0.3413 and $0.2154 per share,
respectively)                                                                      (8,137,395)     (10,792,198)
                                                                               --------------   --------------
Total Distributions to Shareholders                                               (26,657,777)     (51,666,151)
                                                                               --------------   --------------
From Fund Share Transactions - Net*:                                              743,338,429      975,731,251
                                                                               --------------   --------------
Net Assets:
Beginning of period                                                               739,184,994    1,723,078,376
                                                                               --------------   --------------
End of period (including undistributed
net investment income of $2,036,461 and $4,107,673,
respectively)                                                                  $1,723,078,376   $3,269,356,654
                                                                               ==============   ==============

* Analysis of Fund Share Transactions:                             YEAR ENDED OCTOBER 31,
                                             -----------------------------------------------------------------
                                                             1995                            1996
                                             -------------------------------   -------------------------------
                                                     SHARES           AMOUNT           SHARES           AMOUNT
                                             --------------   --------------   --------------   --------------
CLASS A
Shares sold                                      14,505,492     $363,725,341       31,732,595     $957,001,609
Shares issued to shareholders in
reinvestment of distributions                       359,736        7,817,904          470,777       13,828,404
                                             --------------   --------------   --------------   --------------
                                                 14,865,228      371,543,245       32,203,372      970,830,013
Less shares repurchased                          (7,018,102)    (171,254,724)     (24,808,137)    (750,988,300)
                                             --------------   --------------   --------------   --------------
Net increase                                      7,847,126     $200,288,521        7,395,235     $219,841,713
                                             ==============   ==============   ==============   ==============

CLASS B
Shares sold                                      26,194,033     $658,793,433       33,358,085     $990,153,270
Shares issued to shareholders in
reinvestment of distributions                       593,436       12,598,000          757,733       22,085,406
                                             --------------   --------------   --------------   --------------
                                                 26,787,469      671,391,433       34,115,818    1,012,238,676
Less shares repurchased                          (5,396,234)    (128,341,525)      (8,681,596)    (256,349,138)
                                             --------------   --------------   --------------   --------------
Net increase                                     21,391,235     $543,049,908       25,434,222     $755,889,538
                                             ==============   ==============   ==============   ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statments.






Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                                                        YEAR ENDED OCTOBER 31,
                                                 -------------------------------------------------------------------
                                                    1992           1993           1994           1995           1996
                                                 -------        -------        -------        -------        -------
CLASS A(1)
Per Share Operating Performance
Net Asset Value, Beginning of Period              $13.47         $17.47         $21.62         $21.52         $27.14
                                                 -------        -------        -------        -------        -------
Net Investment Income                               0.21           0.26(2)        0.39(2)        0.52(2)        0.63(2)
Net Realized and Unrealized Gain
on Investments                                      3.98           5.84           0.91           5.92           7.04
                                                 -------        -------        -------        -------        -------
Total from Investment
Operations                                          4.19           6.10           1.30           6.44           7.67
                                                 -------        -------        -------        -------        -------
Less Distributions:
Dividends from Net Investment
Income                                             (0.19)         (0.26)         (0.34)         (0.48)         (0.60)
Distributions from Net Realized
Gain on Investments Sold                              --          (1.69)         (1.06)         (0.34)         (0.22)
                                                 -------        -------        -------        -------        -------
Total Distributions                                (0.19)         (1.95)         (1.40)         (0.82)         (0.82)
                                                 -------        -------        -------        -------        -------
Net Asset Value, End of Period                    $17.47         $21.62         $21.52         $27.14         $33.99
                                                 =======        =======        =======        =======        =======

Total Investment Return at Net
Asset Value(3)                                     31.26%(4)      37.45%          6.44%         31.00%         28.78%

Ratios and Supplemental Data
Net Assets, End of Period (000's
omitted)                                         $31,306        $94,158       $216,978       $486,631       $860,843
Ratio of Expenses to Average
Net Assets                                          1.41%(5)       1.35%          1.34%          1.39%          1.36%
Ratio of Net Investment Income
to Average Net Assets                               1.64%(5)       1.29%          1.78%          2.23%          2.13%
Portfolio Turnover Rate                               53%            35%            13%            14%             8%
Average Broker Commission Rate(6)                    N/A            N/A            N/A            N/A        $0.0694

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period              $13.76         $17.44         $21.56         $21.43         $27.02
                                                 -------        -------        -------        -------        -------
Net Investment Income                               0.18           0.15(2)        0.23(2)        0.36(2)        0.42(2)
Net Realized and Unrealized Gain
on Investments                                      4.56           5.83           0.91           5.89           7.01
                                                 -------        -------        -------        -------        -------
Total from Investment
Operations                                          4.74           5.98           1.14           6.25           7.43
                                                 -------        -------        -------        -------        -------
Less Distributions:
Dividends from Net Investment
Income                                             (0.28)         (0.17)         (0.21)         (0.32)         (0.40)
Distributions from Net Realized
Gain on Investments Sold                           (0.78)         (1.69)         (1.06)         (0.34)         (0.22)
                                                 -------        -------        -------        -------        -------
Total Distributions                                (1.06)         (1.86)         (1.27)         (0.66)         (0.62)
                                                 -------        -------        -------        -------        -------
Net Asset Value, End of Period                    $17.44         $21.56         $21.43         $27.02         $33.83
                                                 =======        =======        =======        =======        =======

Total Investment Return at Net
Asset Value(3)                                     37.20%         36.71%          5.69%         30.11%         27.89%

Ratios and Supplemental Data
Net Assets, End of Period (000's
omitted)                                         $56,016       $171,808       $522,207     $1,236,447     $2,408,514
Ratio of Expenses to Average Net
Assets                                              1.96%          1.88%          2.06%          2.09%          2.07%
Ratio of Net Investment Income to
Average Net Assets                                  1.21%          0.76%          1.07%          1.53%          1.42%
Portfolio Turnover Rate                               53%            35%            13%            14%             8%
Average Broker Commission Rate(6)                    N/A            N/A            N/A            N/A        $0.0694

(1) Class A shares commenced operations on January 3, 1992.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Not annualized.

(5) Annualized.

(6) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

See notes to financial statements.





Schedule of Investments
October 31, 1996
-----------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Regional Bank Fund on October 31, 1996. It's divided into four main categories:
common stocks, warrants and other, preferred stocks, bonds, and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                         MARKET
DESCRIPTION, STATE, ISSUER                                    NUMBER OF SHARES            VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS, WARRANTS AND OTHER
Money Center Banks (2.18%)
Chase Manhattan Corp. (NY)                                             562,808      $48,260,786
Morgan (J.P.) & Co, Inc. (NY)                                          266,000       22,975,750
                                                                                 --------------
                                                                                     71,236,536
                                                                                 --------------
Super Regional Banks (14.88%)
Banc One Corp. (OH)                                                    772,268       32,724,856
BankAmerica Corp. (CA)                                                 460,987       42,180,310
Bank of Boston Corp. (MA)                                            1,033,250       66,128,000
Bank of New York, Inc. (NY)                                          1,829,449       60,600,498
Barnett Banks, Inc. (FL)                                               860,000       32,787,500
First Bank Systems, Inc. (MN)                                          189,865       12,531,090
First Chicago NBD Corp. (IL)                                           988,213       50,398,863
First Union Corp. (NC)                                                 339,800       24,720,450
Fleet Financial Group, Inc. (MA)                                       833,648       41,578,194
KeyCorp. (OH)                                                          399,305       18,617,596
Mellon Bank Corp. (PA)                                                  88,201        5,744,090
NationsBank Corp. (NC)                                                 215,918       20,350,272
Norwest Corp. (MN)                                                     520,216       22,824,477
PNC Bank Corp. (PA)                                                  1,421,900       51,543,875
Wachovia Corp. (NC)                                                     70,000        3,762,500
                                                                                 --------------
                                                                                    486,492,571
                                                                                 --------------
Regional Banks (42.35%)
ABC Bancorp. (GA)+                                                     130,000        2,307,500
American Bancorp. (WV)                                                  74,000        1,831,500
American Bancshares, Inc.*(FL)                                          60,000          495,000
AmSouth Bancorp. (AL)                                                  237,293       11,004,463
ANB Corp. (IN)                                                          73,000        1,533,000
Atlantic Bank & Trust Co *(MA)                                          49,500          464,062
BancFirst Corp. (OK)                                                   302,100        7,514,737
BancFirst Ohio Corp. (OH)                                               50,000        1,412,500
Bancorp Hawaii, Inc. (HI)                                              670,450       26,566,581
Banknorth Group, Inc. (VT)+                                            386,500       13,334,250
BanPonce Corp. (PR)                                                    762,000       20,002,500
B M J Financial Corp. (NJ)                                             132,632        2,984,220
BNH Bancshares, Inc. *(CT)                                             136,250        1,226,250
Boatmen's Bancshares, Inc. (MO)                                        972,234       59,063,215
Boatmen's Bancshares, Inc.
(Dep Shares) (MO)                                                       65,000        3,388,125
Brenton Banks, Inc. (IA)                                               194,260        4,565,110
Bryn Mawr Bank Corp. (PA)+                                              79,200        2,098,800
BT Financial Corp. (PA)                                                 43,285        1,514,975
California Commercial
Bankshares. *(CA)                                                       52,747          421,976
California Community Bancshares. (CA)                                    5,000           80,625
California State Bank (CA)                                              99,600        1,618,500
Carnegie Bancorp. (NJ)                                                  49,612          942,628
CB Bancshares, Inc. (HI)                                               122,600        3,156,950
CCB Financial Corp. (NC)                                               190,200       10,841,400
Central Fidelity Banks, Inc. (VA)                                       82,500        2,093,437
Centura Banks, Inc. (NC)                                               238,325        9,264,884
Citizens Bancorp., Inc. (MD)                                            36,000        1,845,000
Citizens Banking Corp. ( MI )                                           38,400        1,123,200
City National Corp. (CA)                                               100,000        1,750,000
CNB Bancshares, Inc. (IN)                                               85,306        2,537,853
Cobancorp, Inc. (OH)                                                    40,000          870,000
Colonial BancGroup, Inc. (AL)                                          289,600       10,968,600
Comerica, Inc. (MI)                                                    387,798       20,601,769
Commerce Bancshares, Inc. (MO)                                         183,650        7,965,819
Commercial Bancshares, Inc. (FL)                                       159,000        2,424,750
Community Bank System, Inc. (NY)                                        41,000        1,501,625
Community First Bankshares, Inc. (ND)                                   92,500        2,289,375
Compass Bancshares, Inc. (AL)                                          676,500       24,438,562
Continental Pacific Bank *(CA)                                          30,020          484,072
Corestates Financial Corp. (PA)                                      1,221,124       59,377,155
Crestar Financial Corp. (VA)                                           619,600       38,105,400
CU Bancorp. (CA)                                                        46,211          456,334
Cullen / Frost Bankers, Inc., (TX)                                     533,200       16,029,325
Cupertino National Bancorp. (CA)                                        30,003          472,547
Dauphin Deposit Corp. (PA)                                              38,000        1,244,500
Deposit Guaranty Corp. (MS)                                            178,100        8,949,525
Evergreen Bancorp., Inc. (NY)                                          190,700        2,836,662
F & M National Corp. (VA)                                              108,150        2,000,775
First American Corp. (TN)                                            1,052,800       52,376,800
First of America Bank Corp. (MI)                                       981,205       53,353,022
First Citizens Bancshares, Inc.
(Class A) (NC)                                                          30,844        2,074,259
First Colonial Group, Inc. (PA)                                         24,150          452,812
First Commerce Corp. (LA)                                              879,887       31,235,988
First Hawaiian, Inc. (HI)                                              135,000        4,185,000
First Merchants Corp. (IN)                                              22,500          568,125
First Patriot Bankshares (VA)                                           56,100          694,238
First Security Corp. (UT)                                              395,000       11,603,125
First Source Corp. (IN)                                                 60,001        1,372,523
First State Bancorp. (NM)                                               87,500        1,290,625
First Tennessee National Corp. (TN)                                  1,260,300       45,843,412
First Western Bancorp. (PA)                                             50,000        1,331,250
Firstar Corp. (WI)                                                     202,300        9,912,700
Firstbank Corp. (MI)                                                    47,462        1,566,246
Firstbank of Illinois Co. (IL)                                          59,775        1,942,687
FirstMerit Corp. (OH)                                                   45,000        1,462,500
FNB Corp. (PA)                                                          52,822        1,247,920
FNB Rochester Corp. *(NY)                                              168,737        1,961,568
Franklin Bank, NA (MI)                                                 103,881        1,181,646
Fulton Financial Corp. (PA)                                            197,025        3,989,756
Grand Premier Financial Inc. (IL)                                      179,118        1,835,960
Hancock Holdings Co. (MS)                                              238,000        9,460,500
Harleysville National Corp. (PA)                                        20,000          497,500
Hibernia Corp. (Class A) (LA)                                        1,345,600       14,969,800
Hubco, Inc. (NJ)                                                       357,563        7,687,615
Huntington Bancshares, Inc. (OH)                                        51,975        1,247,400
Imperial Bancorp. (CA)                                                  30,000          581,250
Independent Bank Corp. (MA)                                            480,000        4,200,000
Interchange Financial Services Corp. (NJ)                              115,500        2,829,750
Liberty Bancorp., Inc. (OK)                                             15,000          581,250
LSB Bancshares, Inc. (NC)                                               13,408          201,120
Magna Group, Inc. (MO)                                                 315,000        8,820,000
Mainstreet Bankgroup, Inc. (VA)                                        188,700        3,420,188
Mark Twain Bancshares, Inc. (MO)                                        15,000          688,125
Marshall and Ilsley Corp. (WI)                                         401,480       12,897,545
Mercantile Bancorp., Inc. (MO)                                         809,015       40,147,369
Mercantile Bankshares Corp. (MD)                                       340,000       10,242,500
Merchants Bancorp., Inc. (IL)                                           30,800          931,700
MetroBanCorp. (IN)                                                      75,000          478,125
Michigan Financial Corp. (MI)                                           51,552        1,211,472
Mississippi Valley Bancshares, Inc. (MO)                                75,500        2,869,000
Mountain Parks Financial Corp. *(CO)                                    65,000        1,982,500
National City Bancshares, Inc. (IN)                                     44,666        1,295,314
National City Corp. (OH)                                               718,646       31,171,270
North Fork Bancorp., Inc. (NY)+                                        727,309       23,001,147
North Valley Bancorp. (CA)                                              76,600        1,689,988
Old Kent Financial Corp. (MI)                                          549,598       24,800,610
One Valley Bancorp., Inc. (WV)                                         156,085        5,092,273
Pacific Bank N.A. *(CA)                                                 66,923        1,673,075
Peoples Bank Corp. of Indianapolis (IN)                                 22,500          787,500
Pinnacle Financial Services, Inc. (MI)                                 100,000        2,475,000
Premier Bankshares Corp. (VA)                                          113,333        2,606,659
Princeton National Bancorp., Inc. (IL)                                  64,500        1,233,563
Provident Bancorp., Inc. (OH)                                          126,250        5,594,453
Provident Bancshares Corp. (MD)                                        109,000        3,924,000
Regions Financial Corp. (AL)                                           190,240        9,512,000
Republic Bancorp., Inc. (MI)                                            96,691        1,148,207
Republic New York Corp. (NY)                                           524,600       40,000,750
Riggs National Corp. (DC)                                              422,500        7,235,313
SC Bancorp. *(CA)                                                      219,051        1,930,387
Seacoast Banking Corp. (Class A) (FL)                                  118,500        2,873,625
Signet Banking Corp. (VA)                                              890,600       25,716,075
Simmons First National Corp. (AR)+                                     189,000        6,756,750
Southern National Corp. (NC)                                         1,342,963       46,500,094
Southtrust Corp. (AL)                                                  873,600       28,938,000
Southwest Bancorp., Inc. (OK)                                          160,500        3,109,688
State Financial Services Corp.
(Class A) (WI)                                                          57,600        1,080,000
State Street Boston Corp. (MA)                                          25,000        1,584,375
Sterling Bancshares. (TX)                                              160,725        2,571,600
Summit Bancorp. (NJ)                                                 1,108,750       45,320,156
Surety Capital Corp. *(TX)                                             120,000          547,500
Susquehanna Bancshares, Inc. (PA)                                      427,175       12,708,456
Synovus Financial. (GA)                                                100,000        2,987,500
Texas Regional Bancshares, Inc.
(Class A) (TX)                                                         202,500        6,530,625
Trans Financial, Inc. (KY)                                              22,500          444,375
Transworld Bancorp.* (CA)                                               25,000          393,750
TriCo Bancshares. (CA)+                                                183,050        3,752,525
Trustmark Corp. (MS)                                                    72,000        1,800,000
UnionBanCal Corp. (CA)                                                 587,800       31,006,450
Union Planters Corp. (TN)+                                           1,831,939       63,659,880
United Carolina Bancshares, Inc. (NC)                                   62,600        1,627,600
US Bancorp. (OR)                                                     1,298,527       51,941,080
USBANCORP., Inc. (PA)                                                   48,000        1,872,000
UST Corp. (MA)                                                         125,000        2,242,188
Vectra Banking Corp. *(CO)                                              50,000          775,000
Vermont Financial Services Corp. (VT)+                                 359,200       12,392,400
Wells Fargo & Co. (CA)                                                 296,966       79,327,043
Westamerica Bancorp. (CA)                                               67,800        3,440,850
West Coast Bancorp., Inc. (FL)                                          30,000          480,000
West Coast Bancorp. (OR)                                                15,937          270,938
Whitney Holding Corp. (LA)                                             366,300       11,630,025
Zions Bancorp. (UT)                                                    105,000        9,502,500
                                                                                 --------------
                                                                                  1,384,381,464
                                                                                 --------------
Thrifts (20.32%)
Acadiana BancShares, Inc. (LA)                                          50,000          687,500
Afsala Bancorp., Inc. * (NY)                                            30,000          363,750
ALBANK Financial Corp. (NY)                                             14,000          388,500
Ahmanson [H.F.] & Co. (CA)                                           1,250,000       39,218,750
Ambanc Holding Co., Inc. * (NY)                                        205,000        2,075,625
American Federal Bank FSB (SC)                                         245,000        4,501,875
American National Bancorp., Inc. (MD)                                  152,300        1,789,525
Astoria Financial Corp. (NY)                                           530,000       18,748,750
Avondale Financial Corp. *(IL)                                          90,000        1,316,250
Bank Plus Corp. *(CA)                                                  643,644        7,240,995
Bank United Corp. (Class A) * (TX)                                      63,600        1,693,350
BankUnited Financial Corp.
(Class A) *(FL)                                                         62,000          565,750
Bay View Capital Corp. (CA)                                            294,000       11,613,000
Bedford Bancshares, Inc. (VA)                                           30,000          543,750
BostonFed Bancorp., Inc. (MA)                                          325,700        4,437,662
Cal Fed Bancorp., Inc. *(CA)                                            58,334        1,356,265
California Financial Holding Co. (CA)                                  191,000        4,512,375
Calumet Bancorp., Inc. *(IL)                                           138,000        3,898,500
Camco Financial Corp.(OH)                                               20,247          318,890
Cameron Financial Corp. (MO)                                            95,000        1,425,000
Capital Savings Bancorp., Inc. (MO)                                     25,751          643,775
Catskill Financial Corp. *(NY)                                         205,000        2,600,937
CB Bancorp., Inc. *(IN)                                                 57,870        1,331,010
CCF Holding Co. (GA)                                                    49,000          695,188
CENFED Financial Corp. (CA)                                            133,000        3,524,500
Center Banks, Inc. (NY)                                                 46,100          668,450
CFX Corp. (NH)                                                          42,345          656,347
Charter Financial, Inc. (IL)                                           130,000        1,625,000
Charter One Financial, Inc. (OH)                                       370,300       16,084,906
Chester Bancorp., Inc. (IL)                                             30,000          382,500
Coast Savings Financial, Inc *(CA)                                     296,100        9,734,287
Coastal Bancorp., Inc. (TX)                                             65,000        1,462,500
Collective Bancorp., Inc. (NJ)+                                      1,242,900       37,287,000
Commercial Federal Corp. (NE)                                          360,200       15,083,375
Commonwealth Bancorp., Inc. (PA)                                       203,873        2,573,897
Crazy Woman Creek Bancorp., Inc. (WY)                                   50,000          581,250
CSB Financial Group, Inc. *(IL)                                         50,000          503,125
Damen Financial Corp. (IL)                                              70,000          840,000
Dime Bancorp., Inc.*(NY)                                             1,422,500       21,159,687
Dime Community Bancorp., Inc. * (NY)                                   315,000        4,291,875
Dime Financial Corp. (CT)                                               25,000          450,000
Eagle Bancshares. (GA)                                                 174,000        2,610,000
East Texas Financial Services, Inc. (TX)                                44,000          671,000
Elmira Savings Bank (NY)                                                34,950          537,356
Falmouth Co-Operative Bank. (MA)                                        55,000          680,625
Family Bancorp. (MA)                                                   117,500        3,370,781
Farmers & Mechanics Bank *(CT)                                          41,300        1,319,019
Fed One Bancorp., Inc. (WV)                                             25,000          400,000
FFW Corp. (IN)                                                          15,000          313,125
Fidelity Financial of Ohio (OH)                                         80,000          840,000
Financial Bancorp., Inc. (NY)                                           45,000          638,437
First Bankshares, Inc. (MO)                                             48,000          738,000
First Bell Bancorp., Inc. (PA)                                         322,500        4,918,125
First Colorado Bancorp., Inc. (CO)                                     635,000        9,921,875
First Defiance Financial Corp. (OH)                                    495,000        5,506,875
First Federal Bancorp. *(MN)                                            42,000          693,000
First Federal Bancshares of
Arkansas, Inc. * (AR)                                                   57,500          905,625
First Federal Bancshares of
Eau Claire, Inc. (WI)                                                   91,700        1,650,600
First Federal Capital Corp. (WI)                                        95,445        2,242,957
First Financial Corp. (WI)                                             195,150        5,293,444
First Financial Corp. of
Western Maryland (MD)                                                   90,500        2,556,625
First Independence Corp. (KS)+                                          35,500          736,625
First Indiana Corp. (IN)                                                49,399        1,204,101
First Keystone Financial, Inc. *(PA)                                    43,000          827,750
First Mutual Bancorp., Inc. (IL)                                       185,000        2,543,750
First Republic Bancorp., Inc. *(CA)                                    229,162        3,523,366
First Savings Bank of Washington
Bancorp., Inc. (WA)                                                    140,000        2,380,000
First Southern Bancshares. (AL)                                         35,000          457,187
Flushing Financial Corp. (NY)                                          105,000        1,903,125
FMS Financial Corp. (NJ)                                                24,000          402,000
Fort Bend Holdings Corp. (TX)                                           44,000          858,000
Fort Thomas Financial Corp. (KY)                                        60,000          813,750
Frankfort First Bancorp. (KY)                                          145,000        1,676,563
GA Financial, Inc. (PA)                                                420,000        5,722,500
Glendale Federal Bank *(CA)                                            851,900       15,653,662
Golden West Financial Corp. (CA)                                        30,000        1,946,250
Great American Bancorp., Inc. (IL)                                      10,000          142,500
Great Western Financial Corp. (CA)                                     360,000       10,080,000
Greenpoint Financial Corp. (NY)                                      1,642,000       76,353,000
Harbor Federal Bancorp., Inc. (MD)                                      80,000        1,200,000
Haven Bancorp., Inc. (NY)                                               20,000          535,000
HF Financial Corp. (SD)+                                               150,000        2,418,750
Highland Federal Bank * (CA)                                             5,000           81,875
HMN Financial, Inc. *(MN)                                              110,000        1,870,000
Home Bancorp of Elgin, Inc. * (IL)                                      20,000          250,000
Home Federal Bancorp. (IN)                                              46,000        1,426,000
Home Financial Corp. (FL)                                              135,000        2,193,750
IBS Financial Corp. (NJ)                                                55,000          880,000
Industrial Bancorp., Inc. (OH)                                         185,000        2,312,500
InterWest Bancorp., Inc. (WA)                                           13,000          393,250
ISB Financial Corp. (LA)                                               335,000        5,506,563
Kankakee Bancorp., Inc. (IL)                                            31,020          697,950
Kentucky First Bancorp., Inc. (KY)                                      65,000          889,688
Klamath First Bancorp., Inc. (OR)                                      400,000        5,625,000
Landmark Bancshares, Inc. (KS)                                         100,000        1,625,000
Life Bancorp., Inc. (VA)                                               100,000        1,712,500
Little Falls Bancorp., Inc. (NJ)                                       135,000        1,552,500
Logansport Financial Corp. (IN)                                         50,000          725,000
Long Island Bancorp., Inc. (NY)                                        795,800       23,675,050
MAF Bancorp., Inc. (IL)                                                228,553        6,970,867
Marion Capital Holdings, Inc. (IN)                                      72,500        1,486,250
Marshalltown Financial Corp. *(IA)                                      20,000          317,500
MassBank Corp. (MA)                                                     42,800        1,423,100
MFB Corp. (IN)                                                         100,000        1,600,000
Mid Continent Bancshares, Inc. (KS)                                     18,500          356,125
Mississippi View Holding Co. (MN)                                       40,000          505,000
ML Bancorp., Inc. (PA)                                                 130,000        1,811,875
Monterey Bay Bancorp., Inc. (CA)                                        65,000          958,750
MSB Bancorp., Inc. (NY)                                                 15,000          249,375
New Hampshire Thrift
Bancshares, Inc. (NH)                                                   30,000          352,500
North Central Bancshares, Inc. (IA)                                    135,000        1,687,500
Northeast Indiana Bancorp., Inc. (IN)                                   55,000          728,750
NS & L Bancorp. (MO)                                                    35,000          468,125
Ocean Financial Corp. *(NJ)                                            150,000        3,656,250
PALFED, Inc. (SC)                                                      233,600        3,066,000
Pamrapo Bancorp., Inc. (NJ)                                             89,500        1,778,813
Patriot Bank Corp. (PA)                                                150,000        2,456,250
Peekskill Financial Corp. (NY)                                         172,000        2,365,000
Pennfirst Bancorp., Inc. (PA)                                           81,290        1,122,818
Peoples Heritage Financial
Group, Inc. (ME)                                                       540,400       12,429,200
Permanent Bancorp., Inc. (IN)                                           93,500        1,636,250
PFF Bancorp., Inc. *(CA)                                               805,000       10,263,750
Piedmont Bancorp., Inc. (NC)                                            20,000          312,500
Pittsburgh Home Financial Corp. (PA)                                   100,000        1,193,750
Potters Financial Corp. (OH)                                            25,000          446,875
Prestige Bancorp., Inc. *(PA)                                           40,000          487,500
Primary Bank *(NH)+                                                     80,000        1,040,000
Progress Financial Corp. (PA)                                           25,000          187,500
Provident Financial Holdings, Inc. *(CA)                                50,000          637,500
PVF Capital Corp. *(OH)                                                 27,225          408,375
QCF Bancorp., Inc. *(MN)                                                50,000          793,750
Quaker City Bancorp., Inc. *(CA)                                        65,000        1,056,250
RCSB Financial, Inc. (NY)                                              400,000       11,600,000
River Bank America *(NY)                                               220,000        1,980,000
Roosevelt Financial Group, Inc. (MO)+                                1,943,123       33,761,762
St. Paul Bancorp., Inc. (IL)                                           179,600        4,736,950
Security Bancorp. (MT)                                                  69,500        2,032,875
SFS Bancorp., Inc. (NY)                                                 45,000          697,500
SIS Bancorp., Inc. *(MA)                                                92,500        2,173,750
Sobieski Bancorp., Inc. *(IN)                                           40,000          530,000
Southern Banc Co., Inc. (AL)                                            55,500          679,875
Southern Financial Bancorp. (VA)                                        64,098          889,360
Southern Missouri Bancorp., Inc.(MO)                                    80,000        1,140,000
South Street Financial Corp. *(NC)                                      40,000          490,000
Sovereign Bancorp., Inc. (PA)                                          213,110        2,504,043
Standard Federal Bancorp. (MI)                                         131,800        7,051,300
Standard Financial, Inc. (IL)                                          135,000        2,404,688
Statewide Financial Corp. (NJ)                                         190,000        2,410,625
Sterling Financial Corp. *(WA)                                         215,377        3,015,278
Tappan Zee Financial, Inc. (NY)                                         67,500          894,375
TCF Financial Corp. (MN)                                               241,826        9,370,758
Teche Holding Co. (LA)                                                  81,000        1,073,250
TeleBanc Financial Corp. *(VA)                                         100,000        1,125,000
Texarkana First Financial Corp. (AR)                                    96,800        1,379,400
TF Financial Corp. (PA)                                                 25,000          387,500
Troy Hill Bancorp., Inc. (PA)                                           40,000          800,000
Virginia First Financial Corp.(VA)+                                    260,000        3,575,000
Washington Bancorp. *(IA)                                               25,000          281,250
Washington Federal, Inc. (WA)                                          534,850       12,836,400
Washington Mutual, Inc. (WA)                                           580,000       24,505,000
Wayne Bancorp., Inc. (NJ)                                               35,000          511,875
Webster Financial Corp. (CT)                                            65,000        2,242,500
WesterFed Financial Corp. (MT)                                         230,000        3,938,750
WSFS Financial Corp. *(DE)                                              79,400          754,300
York Financial Corp. (PA)                                               55,000          990,000
                                                                                 --------------
                                                                                    664,495,057
                                                                                 --------------
Other - Financial (2.50%)
Ambassador Apartments, Inc.                                             70,000        1,417,500
Associates First Capital Corp.                                          32,000        1,388,000
Capital One Financial Corp.                                            683,100       21,261,487
ContiFinancial Corp. *                                                  11,000          357,500
Donaldson Lufkin & Jenrette, Inc.                                       20,000          642,500
Enhance Financial Services Group, Inc.,                                 50,000        1,668,750
EVEREN Capital Corp. *                                                  29,500          582,625
Federal National Mortgage Assn.                                         65,000        2,543,125
Financial Federal Corp. *                                               44,400          621,600
Financial Security Assurance
Holdings Ltd.                                                           10,000          280,000
First Merchants Acceptance Corp. *                                      64,000        1,136,000
First Washington Realty Trust.+                                         79,470        1,708,605
IMC Mortgage Co. *                                                      69,300        2,598,750
Imperial Credit Industries, Inc. *                                      59,200        1,073,000
ITLA Capital Corp. *                                                   205,000        2,972,500
Investors Financial Services Corp. *                                    40,000        1,035,000
Lomas Financial Corp. *                                                180,000            2,812
Matrix Capital Corp. *                                                  89,500          984,500
Olympic Financial Ltd. *                                               136,900        2,173,288
Onyx Acceptance Corp. *                                                 89,700          919,425
Penncorp Financial Group, Inc.                                          36,000        1,246,500
PMC Capital, Inc.                                                       25,000          343,750
Prentiss Properties Trust. *                                            31,500          649,688
Prime Retail, Inc.+                                                    340,431        3,957,510
Salomon, Inc.                                                           80,000        3,610,000
Sirrom Capital Corp.                                                   141,600        5,168,400
Southern Pacific Funding Corp. *                                        69,100        2,176,650
Southwest Gas Corp.                                                     17,700          338,513
Student Loan Marketing Assn.                                           122,000       10,095,500
Travelers / Aetna Property
Casualty Corp. (Class A)                                                58,500        1,755,000
Union Acceptance Corp. (Class A) *                                     141,200        2,488,650
WFS Financial, Inc. *                                                  197,450        4,146,450
Willis Lease Finance Corp. *                                            34,000          361,250
                                                                                 --------------
                                                                                     81,704,828
                                                                                 --------------
WARRANTS (0.09%)
Carnegie Bancorp. *(NJ)                                                 29,000          170,375
Glendale Federal Savings Bank *(CA)                                    310,000        2,635,000
                                                                                 --------------
                                                                                      2,805,375
                                                                                 --------------
OTHER (0.00%)
California Federal Bank *(CA)
Goodwill Litigation Security                                            10,833          117,809
                                                                                 --------------
                         TOTAL COMMON STOCKS,
                          WARRANTS AND OTHER
                        (Cost $1,863,526,342)                          (82.32%)  $2,691,233,640
                                                                       -------   --------------
PREFERRED STOCKS
California Federal Bank, Ser B,
10.625% (CA)                                                            13,333       $1,439,964
Chevy Chase Savings 13.00% (MD)                                         50,000        1,637,500
Community Bank, Ser B, 13.00% (CA)+                                     40,000        1,090,000
Fidelity Federal Bank, Ser A,
12.00% (CA)                                                             40,000        1,110,000
FirstFederal Financial Corp., Ser A,
7.00% (OH)                                                              10,000          866,250
First Nationwide Bank 11.50% (CA)                                       30,000        3,442,500
First Washington Realty Trust, Ser A,
9.75% (MD)+                                                            113,498        2,894,199
Glendale Federal Bank, Ser E,
8.75% (CA)                                                             100,000        4,837,500
Prime Retail Inc. Ser B, 8.50% (MD)                                     19,105          401,205
Riggs National Corp., Ser B,
10.75% (DC)                                                             64,300        1,824,513
Roosevelt Financial Group, Inc.,
Ser F, 6.50% (MO)+                                                      16,000        1,027,000
Southwest Bancorp., Inc. Ser A,
9.20% (OK)                                                              20,000          525,000
Suncoast Savings and Loan Assn.,
Ser A, 8.00% (FL)                                                       28,000          409,500
Walden Residential, Ser B, 9.16% (TX)                                   56,000        1,470,000
Washington Mutual Inc, Ser D,
$6.00 (WA)                                                               4,000          669,000
                                                                                 --------------
                       TOTAL PREFERRED STOCKS
                           (Cost $22,762,431)                           (0.72%)     $23,644,131
                                                                       -------   --------------

                                                 INTEREST            PAR VALUE          MARKET
                                                   RATE            (000'S OMITTED)       VALUE
                                                 --------          ---------------      ------
BONDS
Sierra Tahoe Bancorp
Conv Sub Deb 02-01-04                               8.50%                 $500         $685,000
Susquehanna Bancshares, Inc.
Conv Sub Deb 02-01-05                               9.00                 2,000        2,179,660
Tennessee Valley Authority
Conv Sub Deb 11-15-96                               8.25                 2,350        2,351,340
                                                                                 --------------
                                  TOTAL BONDS
                            (Cost $4,856,450)                           (0.16%)       5,216,000
                                                                       -------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (10.65%)
Investment in a joint repurchase
agreement transaction with
SBC Capital Markets, Inc. Dated
10-31-96, Due 11-01-96
(secured by U.S. Treasury Bonds
10.375% due 11-15-12,
12.00% due 08-15-13, 11.25%
due 02-15-15, and 6.250%
due 08-15-23) - Note A                              5.54               348,203      348,203,000
                                                                                 --------------
Short-Term Notes (7.74%)
Bear Stearns Cos., Inc.,
due 11-01-96                                        5.32                25,200       25,200,000
Bear Stearns Cos., Inc.,
due 11-06-96                                        5.26                20,000       19,985,389
Bear Stearns Cos., Inc.,
due 11-18-96                                        5.25                20,000       19,950,417
Federal Home Loan Bank
due 10-30-97                                        6.11                 1,000        1,001,236
Federal Home Loan Bank
due 11-04-97 ++                                     5.81                60,000       59,999,750
Federal National Mortgage Assn,
due 11-05-96                                        5.15                20,000       19,988,556
Ford Motor Credit Co.,
due 11-01-96                                        5.34                15,000       15,000,000
International Business Machines
due 11-08-96                                        5.31                20,000       19,979,350
International Business Machines
due 11-19-96                                        5.27                 7,300        7,280,765
Industrial Bank of Japan
due 11-04-96                                        5.45                10,000       10,000,815
Merrill Lynch & Co., Inc.
due 11-12-96                                        5.26                15,000       14,975,892
Merrill Lynch & Co., Inc.
due 12-13-96                                        5.26                20,000       19,877,267
Short-Term Notes (continued)
PNC Bank,
due 12-03-96                                        5.29%              $10,000       $9,952,978
Philip Morris Cos., Inc.,
due 11-04-96                                        5.32                10,000        9,995,567
                                                                                 --------------
                                                                                    253,187,982
                                                                                 --------------
Corporate Savings Account (0.03%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.75%                                                                      874,361
                                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS                                           (18.42%)     602,265,343
                                                                       -------   --------------
TOTAL INVESTMENTS                                                     (101.62%)  $3,322,359,114
                                                                       =======   ==============

*  Non-income producing security.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

+ Denotes an affiliated company which the Fund has ownership of at least 5% of the voting securities.

++ This security is purchased on a when issued basis.


Investments in affiliates at October 31, 1996 were as follows:

AFFILIATE                                                                 COST  DIVIDEND INCOME
----------------------------------                              -------------- -----------------
ABC Bancorp.                                                        $1,430,000          $52,000
Banknorth Group, Inc.                                                9,731,388          351,920
Bryn Mawr Bank Corp.                                                 1,518,850           61,284
Collective Bancorp., Inc.                                           30,890,375          709,200
Community Bank, Ser B, 13.00%                                        1,412,375               --
First Independence Corp.                                               421,563           13,313
First Washington Realty Trust,
Ser. A 9.75%                                                         1,549,665          154,967
HF Financial Corp.                                                   1,352,500           50,625
NorthFork Bancorp., Inc.                                            16,115,327          425,317
Primary Bank                                                           983,750               --
Prime Retail, Inc.                                                   4,155,250          256,167
Roosevelt Financial Group, Inc.                                     30,283,676          716,324
Simmons First National Corp.                                         4,905,875          128,520
TriCo Bancshares                                                     2,738,350           81,269
Union Planters Corp.                                                47,426,804        1,608,997
Vermont Financial Services Corp.                                     9,351,513          269,339
Virginia First Financial Corp.                                       1,885,000           20,800
                                                                                 --------------
                                                                                     $4,900,042
                                                                                 --------------

See notes to financial statements.




John Hancock Funds - Regional Bank Fund

NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of four series: John Hancock Regional Bank Fund (the "Fund"), John Hancock Disciplined Growth Fund, John Hancock Managed Tax-Exempt Fund and John Hancock Financial Industries Fund (which commenced operations on March 14, 1996). The other three series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve long-term capital appreciation by investing primarily in the stocks of regional banks and financial lending institutions.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. For the period ended October 31, 1996, JH Funds received net sales of $9,917,365 with regard to sales of Class A shares. Out of this amount, $1,595,850 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $7,117,039 was paid as sales commissions to unrelated broker-dealers, and $1,204,476 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to the Co-Distributor and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1996, the contingent deferred sales charges received by JH Funds amounted to $4,802,678.

In addition, to reimburse the Co-Distributors for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. On August 27, 1996, the Board of Trustees approved retroactively to July 1, 1996, an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr. , Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and officers of the Adviser, and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1996, the Fund's investments to cover the defined compensation liability had unrealized appreciation of $1,976.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1996, aggregated $1,058,985,379 and $254,504,995, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1996.

The cost of investments owned at October 31, 1996 (including the joint repurchase agreement) for Federal income tax purposes was $2,492,811,589. Gross unrealized appreciation and depreciation of investments aggregated $833,211,345 and $4,538,181, respectively, resulting in net unrealized appreciation of $828,673,164.



REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Regional Bank Fund and the Trustees of Freedom Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Regional Bank Fund (the "Fund") (a series of Freedom Investment Trust) at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP

Boston, Massachusetts

December 12, 1996



SHAREHOLDER MEETINGS (UNAUDITED)

On July 23,1996, a special meeting of John Hancock Regional Bank Fund was held. On a trust-wide basis the Freedom Investment Trust
Shareholders approved the Amended and Restated Declaration of Trust. The trust-wide votes were 74,840,049 FOR, 2,183,089 AGAINST and 5,858,692 ABSTAINING.

On August 14, 1996, a special meeting of John Hancock Regional Bank Fund was held.

The Shareholders approved a new investment management contract between John Hancock Advisers, Inc. and the Fund. The shareholder votes were 37,524,525 FOR, 1,898,439 AGAINST and 2,339,467 ABSTAINING.

The Shareholders approved an Amended and Restated Declaration of Trust. The shareholder votes were 38,110,248 FOR, 1,105,653 AGAINST, 2,546,531 ABSTAINING.

The Shareholders eliminated the Fund's fundamental investment restriction on investing in a single class of securities of an issuer. The shareholder votes were 37,380,520 FOR, 1,554,683 AGAINST and
2,827,228 ABSTAINING.

The Shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE                 FOR         WITHHELD
-----------------------     ----------     ---------
Dennis S. Aronowitz         51,160,682     1,046,753
Edward J. Boudreau, Jr.     51,187,024     1,020,411
Richard P. Chapman, Jr.     51,161,906     1,045,530
William J. Cosgrove         51,176,432     1,031,003
Douglas M. Costle           51,177,859     1,029,576
Leland O. Erdahl            51,161,855     1,045,580
Richard A. Farrell          51,170,691     1,036,744
Gail D. Fosler              51,170,445     1,036,991
William F. Glavin           51,180,037     1,027,398
Anne C. Hodsdon             51,164,525     1,042,910
Dr. John A. Moore           51,194,294     1,013,141
Patti McGill Peterson       51,186,761     1,020,674
John W. Pratt               51,199,883     1,007,552
Richard S. Scipione         51,143,154     1,064,281
Edward J. Spellman          51,187,139     1,020,295

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended October 31, 1996.

The Fund designated distributions to shareholders $9,934,452 as a long term capital gain dividend. These amounts were reported on the 1995 U.S. Treasury Department Form 1099-DIV. It is anticipated that there will be a distribution from net realized gains from sales of securities to shareholders of record on December 23, 1996 and payable December 29, 1996. Shareholders will receive a 1996 U.S. Treasury Department Form 1099-DIV in January 1997 representing their proportionate share.

For the calendar year ended December 31, 1996, 100% of the ordinary income distributions qualify for the corporate dividends received deduction.



A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Regional Bank Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with caption
"Printed on Recycled Paper."                                   0100A 10/96
                                                                     12/96



                         John Hancock Funds

                            Disciplined
                              Growth
                               Fund

                           Annual Report

                          October 31, 1996



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward Spellman*

*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110


CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange
Commission Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and consolidated prospectuses. The prospectuses feature shorter, clearer language with a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward. And while they are easier to read, they still comply with all federal and state guidelines.

We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and
Chief Executive Officer, flush right, next to second paragraph.


By John Snyder and Jere Estes, Co-Portfolio Managers

John Hancock
Disciplined Growth Fund

Market's "flight to quality" drives performance;
outlook remains promising for high-quality growth stocks

"The stock
market had
trouble making
up its mind
this year."

The stock market had trouble making up its mind this year. Sentiment swung sharply as investors tried to figure out where the economy was headed next. The result was a volatile stock market that has been held victim to the latest economic news. Throughout the year, stock prices dropped as weaker economic reports sparked fears of a slowing economy-- and then rallied back as stronger-than-expected news reassured investors that the economy was still on track. In addition, we have also seen strong and rapid sector rotation between cyclical and defensive stocks, as investors have tried to capture the latest hot stock group.

More recently, the market volatility has subsided somewhat as we've shifted toward what we call the "Goldilocks" economy. That is, an economy that is not too hot and not too cold, but just right. The Federal Reserve -- the supreme arbiter of economic growth -- has stuck by its neutral interest-rate policy, indicating that it believes the economy is moving along at just the right pace. Despite the turmoil, the broader market, as measured by the Standard & Poor's 500-Stock Index, gained a healthy (and atypical) 24.10% for the 12 months ended October 31, 1996.

A 2 1/2" x 3 1/2" photo of Disciplined Growth Fund management team at bottom right. Caption reads: "Disciplined
Growth Fund management team members: (l-r) Jere Estes, Anne
McDermott, John Snyder".

In search of quality

John Hancock Disciplined Growth Fund also produced strong returns. For the year ended October 31, 1996, the Fund's Class A and Class B shares had total returns of 22.78% and 21.89%, respectively, at net asset value. Those outpaced the average growth fund's return of 18.47% for the same period, according to Lipper Analytical Services.1 Please see pages six and seven for longer-term performance information.


Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Kimberly
Clark 2.7% 2) Procter & Gamble 2.5% 3) Home Depot 2.3%
4)Century Telephone Enterprises 2.0% 5) Aflac Corp. 2.0%. A footnote below reads "As a percentage of net assets on October 31, 1996."

"We have
added more
technology
holdings
to the
portfolio..."

What has driven the Fund's performance is the market's "flight to quality." Enormous productivity gains and strong economic growth have resulted in four years of above-average earnings growth in corporate America. With much of the productivity gains behind us and the economy slowing, however, the outlook for corporate earnings has become much less certain. And that uncertainty, which has sent the stock market on its rollercoaster ride this year, caused investors to flock to large, high-quality stocks with reliable earnings -- the type of stocks in which John Hancock Disciplined Growth Fund invests. General Electric is a perfect example. Investors have been attracted to the company's consistently improving revenues and profits. Since the start of the year, the stock is up 36%. Pep Boys was another winner. This auto repair/service company is rapidly gaining market share through joint ventures with CarMax, a national used-car chain and Enterprise, a car leasing company.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Pep Boys followed by an up arrow and the phrase "New ventures build market share." The second listing is General Electric followed by an up arrow and the phrase "Consistently growing revenues and earnings." The third listing is Pepsi followed by a down arrow and the phrase "Weakness in restaurant and international soft drinks." Footnote below reads: "See Schedule of Investments. Investment holdings are subject to change."

Of course, along with the good news, there is usually some bad news. Electronic Data Systems, for example, has been a disappointment. A slowing of orders has put a damper on earnings. However, we believe it's only temporary, so we're holding the stock. PepsiCo has also experienced some short-term problems, particularly with its restaurant and international soft drink businesses. We're confident, however, that new management will turn the situation around.

Investment focus

As we discussed in the semi-annual report six months ago, we have broadened the Fund's investment strategy. Previously, our focus was on companies that had increased their dividends consistently for at least the past five years. Our new strategy, while not a major shift, puts more emphasis on the predictability of earnings rather than dividends. We're targeting companies that have achieved predictable earnings, but not necessarily passed those earnings along to stockholders in the form of dividends. With a broader universe, we've added more technology holdings to the portfolio, including Microsoft and Computer Associates. We've also beefed up our oil and gas stocks such as Mobil, Chevron and Amoco. Even as we broaden our universe, one thing remains the same and that's our focus on quality and stability. We believe these new additions all fit that bill.

Another area where we have found value is the mid-cap sector of the market. Large-cap stocks have run up nicely in the last several months, but many mid-cap stocks have been lackluster, despite strong earnings. We've used this as an opportunity to add to existing positions or pick up new holdings for the portfolio. Below are two examples.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1996." The chart is scaled in increments of 5% from bottom to top, with 25% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 22.78% total return for the John Hancock Disciplined Growth Fund: Class A. The second represents the 21.89% total return for the John Hancock Disciplined Growth
Fund: Class B. The third represents the 18.47% total return for the average growth fund. A footnote below reads: "The total returns for John Hancock Disciplined Growth Fund are at net asset value with all distributions reinvested. The average growth fund is tracked by Lipper Analytical Services.
(1) See following two pages for historical performance information."

PALL. This company manufactures filters and equipment used in fluid processing, aerospace and medical applications. One of the most exciting opportunities for Pall is blood filtering. Pall filters greatly reduce the spread of infection. With all the publicity surrounding blood-borne infections, it seems likely that filtering will become a standard procedure. After growing earnings consistently at 12% over the last ten years, it's entirely possible that this rate could increase to 15%.

PENTAIR. This conglomerate operates three major lines of business: electrical accessories, portable power tools and water pumps. After a major restructuring in the early '80s, the company has been able to grow earnings at a consistent rate of 15% over the past 10 years. We don't see any reason why Pentair won't be able to keep up that growth rate for the next several years.

Outlook

Despite the market's most recent calm, we do not believe that the volatility is over, since there's still some uncertainty currently about the overall direction of the economy. In addition, worries about overvalued stock prices could keep investors on edge. It's true that stock valuations are above their historical norms. Of course, some stocks, particularly initial public offerings, have reached excessive levels. But given the low inflation and interest rates, we still believe that the market is reasonably priced.

"...we still
believe that
the market is
reasonably
priced."

Having said that, we do not expect stocks to match their spectacular returns of the last few years and investors would be wise to temper their expectations. Next year, we believe the economy is likely to grow in the 2.5% to 3% range, and corporate profits are likely to drop back to more normal levels of 8% to 10% from their unusually high level of 20% in 1995.

We also believe that next year's slower-growth economy will cause problems for companies who are not leaders of their respective industries. In fact, we are likely to see the emergence of the New Nifty Fifty. This term refers to the two-tiered market that developed in the early '70s. At that time, there were the 50 "great" companies, those with high earnings reliability, and then there was everybody else. We are more convinced than ever that this tiering is re-occurring in the market now. What's more, we are not anywhere near the point where consistent growth companies are overvalued. This bodes well for the high-quality growth stocks favored by John Hancock Disciplined Growth Fund.
-----------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Disciplined Growth Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Prior to August 1992, different sales charges were in effect for Class A shares which are not reflected in the performance data. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended September 30, 1996

                        One      Five    Life of
                       Year     Years       Fund
                      -----     ------   -------
John Hancock
Disciplined Growth
Fund: Class A(1)      12.19%      N/A      47.83%
John Hancock
Disciplined Growth
Fund: Class B(2)      12.30%    70.03%    117.86%

AVERAGE ANNUAL TOTAL RETURNS

For the period ended September 30, 1996

                        One      Five    Life of
                       Year     Years       Fund
                      -----     ------   -------
John Hancock
Disciplined Growth
Fund: Class A(1)      12.19%      N/A       8.59%
John Hancock
Disciplined Growth
Fund: Class B(2)      12.30%    11.20%      8.60%


Notes to Performance

(1) Class A shares commenced on January 3, 1992.
(2) Class B shares commenced on April 22, 1987.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Disciplined Growth Fund would be worth on October 31, 1996, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance.

Disciplined Growth Fund
Class A shares

Line chart with the heading Disciplined Growth Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index, and is equal to $19,245 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Disciplined Growth Fund on January 3, 1992, before sales charge, and is equal to $15,800 as of October 31, 1996. The third line represents the Disciplined Growth Fund, after sales charge, and is equal to $15,015 as of October 31, 1996.


Disciplined Growth Fund
Class B shares

Line chart with the heading Disciplined Growth Fund: Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Standard & Poor's 500 Stock Index, and is equal to $32,358 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Disciplined Growth Fund on April 22, 1987, after sales charge, and is equal to $22,117 as of October 31, 1996.

* No contingent deferred sales charge applicable.




John Hancock Funds - Disciplined Growth Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1996.
You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1996
----------------------------------------------------------------------------
Assets:
Investments at value -- Note C:
Common stocks (cost - $92,263,970)                              $113,764,313
Joint repurchase agreement (cost - $7,463,000)                     7,463,000
Corporate savings account                                                597
                                                                ------------
                                                                 121,227,910
Receivable for investments sold                                      971,305
Receivable for shares sold                                            51,294
Dividends receivable                                                 100,250
Interest receivable                                                    1,270
Other assets                                                           4,885
                                                                ------------
Total Assets                                                     122,356,914
----------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                    750,594
Payable for shares repurchased                                       109,450
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                              123,470
Accounts payable and accrued expenses                                 58,425
                                                                ------------
Total Liabilities                                                  1,041,939
----------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                  $86,486,024
Accumulated net realized gain on investments                      13,328,280
Net unrealized appreciation of investments                        21,500,671
                                                                ------------
Net Assets                                                      $121,314,975
============================================================================

Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $28,759,636/1,848,755                                       $15.56
============================================================================

Class B - $92,555,339/6,029,029                                       $15.35
============================================================================

Maximum Offering Price *
Class - A ($15.56 x 105.26%)                                          $16.38
============================================================================

* On a single retail sale of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1996
----------------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding taxes of $1,274)            $1,949,414
Interest                                                             352,852
                                                                 -----------
                                                                   2,302,266
                                                                 -----------
Expenses:
Distribution/service fee - Note B
Class A                                                               86,047
Class B                                                              907,545
Investment management fee - Note B                                   895,776
Transfer agent fee - Note B                                          316,323
Printing                                                              43,183
Custodian fee                                                         43,239
Registration and filing fees                                          32,053
Auditing fee                                                          27,073
Trustees' fees                                                        16,810
Financial services fee - Note B                                        7,474
Miscellaneous                                                          5,873
Legal                                                                  4,865
                                                                 -----------
Total Expenses                                                     2,386,261
                                                                 -----------
Net Investment Loss                                                  (83,995)
                                                                 -----------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold                             13,412,288
Change in net unrealized appreciation/depreciation
of investments                                                    10,413,875
                                                                 -----------
Net Realized and Unrealized Gain
on Investments                                                    23,826,163
----------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                        $23,742,168
============================================================================

See notes to financial statments





Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED OCTOBER 31,
                                                                                    -----------------------------
                                                                                             1995            1996
                                                                                    -------------   -------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                                             $230,696        ($83,995)
Net realized gain on investments sold                                                     890,733      13,412,288
Change in net unrealized appreciation/
depreciation of investments                                                            11,617,034      10,413,875
                                                                                    -------------   -------------
Net Increase in Net Assets Resulting
from Operations                                                                        12,738,463      23,742,168
                                                                                    -------------   -------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.1015 and none per
share, respectively)                                                                     (213,064)         --
Class B - ($0.0287 and none
per share, respectively)                                                                 (216,094)         --
Distributions from net realized gain
on investments sold
Class A - ($0.5222 and $0.1030
per share, respectively)                                                                 (999,954)       (218,913)
Class B - ($0.5222 and $0.1030
per share, respectively)                                                               (4,061,492)       (691,213)
                                                                                    -------------   -------------
Total Distributions to Shareholders                                                    (5,490,604)       (910,126)
                                                                                    -------------   -------------
From Fund Share Transactions - Net*:                                                  (11,101,562)    (15,386,732)
                                                                                    -------------   -------------
Net Assets:
Beginning of period                                                                   117,723,368     113,869,665
                                                                                    -------------   -------------
End of period                                                                        $113,869,665    $121,314,975
                                                                                    =============   =============

* Analysis of Fund Share Transactions:
                                                                        YEAR ENDED OCTOBER 31,
                                                   --------------------------------------------------------------
                                                               1995                             1996
                                                   -----------------------------    -----------------------------
                                                         SHARES           AMOUNT           SHARES          AMOUNT
                                                   -------------   -------------    -------------   -------------
CLASS A
Shares sold                                              665,977      $8,286,634        1,009,864     $14,846,003
Shares issued to shareholders in
reinvestment of distributions                            106,291       1,186,137           15,749         211,679
                                                   -------------   -------------    -------------   -------------
                                                         772,268       9,472,771        1,025,613      15,057,682
Less shares repurchased                                 (542,110)     (6,600,356)      (1,345,465)    (19,632,832)
                                                   -------------   -------------    -------------   -------------
Net increase (decrease)                                  230,158      $2,872,415         (319,852)    ($4,575,150)
                                                   =============   =============    =============   =============

CLASS B
Shares sold                                              531,328      $6,390,883          687,430      $9,579,944
Shares issued to shareholders in
reinvestment of distributions                            360,515       3,973,464           48,668         649,722
                                                   -------------   -------------    -------------   -------------
                                                         891,843      10,364,347          736,098      10,229,666
Less shares repurchased                               (2,003,631)    (24,338,324)      (1,497,331)    (21,041,248)
                                                   -------------   -------------    -------------   -------------
Net decrease                                          (1,111,788)   ($13,973,977)        (761,233)   ($10,811,582)
                                                   =============   =============    =============   =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------------------------
                                                        YEAR ENDED OCTOBER 31,
                                         --------------------------------------------------
                                              1992      1993      1994      1995      1996
                                          --------  --------  --------  --------  --------
CLASS A (1)
Per Share Operating Performance
Net Asset Value, Beginning of Period        $12.81    $10.99    $12.39    $12.02    $12.77
                                          --------  --------  --------  --------  --------
Net Investment Income                         0.06(2)   0.08(2)   0.10      0.08(2)   0.07(2)
Net Realized and Unrealized Gain (Loss)
on Investments                               (0.06)     1.34      0.07      1.29      2.82
                                          --------  --------  --------  --------  --------
Total from Investment Operations              0.00      1.42      0.17      1.37      2.89
                                          --------  --------  --------  --------  --------
Less Distributions:
Dividends from Net Investment Income         (0.07)    (0.02)    (0.10)    (0.10)       --
Distributions in Net Realized Gain
on Investments Sold                          (1.74)       --     (0.44)    (0.52)    (0.10)
Distributions from Capital Paid-In           (0.01)       --        --        --        --
                                          --------  --------  --------  --------  --------
Total Distributions                          (1.82)    (0.02)    (0.54)    (0.62)    (0.10)
                                          --------  --------  --------  --------  --------
Net Asset Value, End of Period              $10.99    $12.39    $12.02    $12.77    $15.56
                                           =======   =======   =======   =======   =======

Total Investment Return at Net
Asset Value(3)                                0.19%(4) 12.97%     1.35%    12.21%    22.78%
Ratios and Supplemental Data
Net Assets, End of Period (000's
omitted)                                    $1,771   $23,372   $23,292   $27,692   $28,760
Ratio of Expenses to Average Net
Assets                                        1.73%(5)  1.60%     1.53%     1.46%     1.47%
Ratio of Net Investment Income to
Average Net Assets                            0.62%(5)  0.64%     0.83%     0.69%     0.46%
Portfolio Turnover Rate                        246%       71%       60%       65%       78%
Average Broker Commission Rate(6)              N/A       N/A       N/A       N/A     $0.07

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains
(losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period        $11.71    $10.97    $12.31    $11.95    $12.69
                                          --------  --------  --------  --------  --------
Net Investment Income (Loss)                  0.01(2)   0.02(2)   0.03      0.01(2)  (0.03)(2)
Net Realized and Unrealized Gain
on Investments                                1.05      1.33      0.07      1.28      2.79
                                          --------  --------  --------  --------  --------
Total from Investment Operations              1.06      1.35      0.10      1.29      2.76
                                          --------  --------  --------  --------  --------
Less Distributions:
Dividends from Net Investment Income         (0.03)    (0.01)    (0.02)    (0.03)       --
Distributions from Net Realized
Gain on Investments Sold                     (1.76)       --     (0.44)    (0.52)    (0.10)
Distributions from Capital Paid-In           (0.01)       --        --        --        --
                                          --------  --------  --------  --------  --------
Total Distributions                          (1.80)    (0.01)    (0.46)    (0.55)    (0.10)
                                          --------  --------  --------  --------  --------
Net Asset Value, End of Period              $10.97    $12.31    $11.95    $12.69    $15.35
                                           =======   =======   =======   =======   =======

Total Investment Return at Net
Asset Value(3)                                7.22%    12.34%     0.78%    11.51%    21.89%
Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                            $23,525   $93,853   $94,431   $86,178   $92,555
Ratio of Expenses to Average
Net Assets                                    2.27%     2.09%     2.10%     2.11%     2.17%
Ratio of Net Investment Income
(Loss) to Average Net Assets                  0.10%     0.17%     0.25%     0.06%    (0.24%)
Portfolio Turnover Rate                        246%       71%       60%       65%       78%
Average Broker Commission Rate(6)              N/A       N/A       N/A       N/A     $0.07

(1) Class A shares commenced operations on January 3, 1992.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized
(6) Per portfolio share traded. Required for fiscal years that began
    September 1, 1995 or later.

See notes to financial statements.





The Schedule of Investments is a complete list of all securities owned by the Disciplined Growth Fund on October 31, 1996. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                 MARKET
ISSUER, DESCRIPTION                                      NUMBER OF SHARES         VALUE
-------------------------------------                   -----------------   -----------
COMMON STOCKS
Advertising (1.60%)
Interpublic Group of Cos., Inc. (The)                             40,000     $1,940,000
                                                                           ------------
Aerospace (0.91%)
Rockwell International Corp.                                      20,000      1,100,000
                                                                           ------------
Banks - United States (4.17%)
BankAmerica Corp.                                                 25,000      2,287,500
First Tennessee National Corp.                                    40,000      1,455,000
Norwest Corp.                                                     30,000      1,316,250
                                                                           ------------
                                                                              5,058,750
                                                                           ------------
Beverages (1.47%)
PepsiCo, Inc.                                                     60,000      1,777,500
                                                                           ------------
Building (1.94%)
Ecolab Inc .                                                      30,000      1,095,000
Masco Corp.                                                       40,000      1,255,000
                                                                           ------------
                                                                              2,350,000
                                                                           ------------
Chemicals (1.69%)
Sigma-Aldrich Corp.                                               35,000      2,056,250
                                                                           ------------
Computers (10.68%)
3Com Corp.*                                                       30,000      2,028,750
Automatic Data Processing, Inc.                                   30,000      1,248,750
Cisco Systems, Inc.*                                              22,000      1,361,250
Computer Associates International, Inc.*                          20,000      1,182,500
Electronic Data Systems Corp.                                     40,000      1,800,000
Fiserv Inc.*                                                      30,000      1,151,250
Hewlett-Packard Co.                                               30,000      1,323,750
Microsoft Corp.*                                                  12,000      1,647,000
Sun Microsystems, Inc.*                                           20,000      1,220,000
                                                                           ------------
                                                                             12,963,250
                                                                           ------------
Containers (2.05%)
Bemis Co .                                                        30,000      1,050,000
Crown Cork & Seal Co., Inc.                                       30,000      1,440,000
                                                                           ------------
                                                                              2,490,000
                                                                           ------------
Diversified Operations (3.53%)
Alco Standard Corp.                                               30,000      1,391,250
Corning, Inc.                                                     40,000      1,550,000
Lockheed Martin Corp.                                             15,000      1,344,375
                                                                           ------------
                                                                              4,285,625
                                                                           ------------
Electronics (3.61%)
Emerson Electric Co.                                              15,000      1,335,000
General Electric Co.                                              20,000      1,935,000
W.W. Grainger, Inc.                                               15,000      1,111,875
                                                                           ------------
                                                                              4,381,875
                                                                           ------------
Finance (2.45%)
Advanta Corp. (Class A)                                           25,000      1,207,813
Franklin Resources, Inc.                                          25,000      1,762,500
                                                                           ------------
                                                                              2,970,313
                                                                           ------------
Food (3.85%)
ConAgra, Inc.                                                     30,000      1,496,250
CPC International, Inc.                                           20,000      1,577,500
Sara Lee Corp.                                                    45,000      1,597,500
                                                                           ------------
                                                                              4,671,250
                                                                           ------------
Furniture (1.23%)
Leggett & Platt, Inc.                                             50,000      1,493,750
                                                                           ------------
Household (1.17%)
Newell Co.                                                        50,000      1,418,750
                                                                           ------------
Insurance (5.12%)
Aflac Corp                                                        60,000      2,407,500
American International Group, Inc.                                20,000      2,172,500
Travelers Group, Inc.                                             30,000      1,627,500
                                                                           ------------
                                                                              6,207,500
                                                                           ------------
Linen Supply & Related (0.84%)
G AND K Services Inc. (Class A)                                   35,000      1,015,000
                                                                           ------------
Machinery (1.89%)
Dover Corp.                                                       20,000      1,027,500
Pentair, Inc.                                                     50,000      1,262,500
                                                                           ------------
                                                                              2,290,000
                                                                           ------------
Media (0.94%)
Gannett Co., Inc.                                                 15,000      1,138,125
                                                                           ------------
Medical (11.19%)
Abbott Laboratories                                               40,000      2,025,000
American Home Products Corp.                                      25,000      1,531,250
Amgen, Inc.*                                                      20,000      1,226,250
Eli Lilly & Co.                                                   15,000      1,057,500
Johnson & Johnson                                                 25,000      1,231,250
Medtronic, Inc.                                                   20,000      1,287,500
Pall Corp.                                                        50,000      1,281,250
Pfizer, Inc.                                                      25,000      2,068,750
Smithkline Beecham PLC,
American Depositary Receipts                                      30,000      1,878,750
                                                                           ------------
                                                                             13,587,500
                                                                           ------------
Metal (2.36%)
Illinois Tool Works, Inc.                                         20,000      1,405,000
Worthington Industries, Inc.                                      70,000      1,452,500
                                                                           ------------
                                                                              2,857,500
                                                                           ------------
Mortgage Banking (1.29%)
Federal National Mortgage Association                             40,000      1,565,000
                                                                           ------------
Oil & Gas (8.36%)
Amoco Corp.                                                       17,000      1,287,750
Chevron Corp.                                                     18,000      1,183,500
Enron Corp.                                                       35,000      1,627,500
Enron Oil & Gas Co.                                               50,000      1,287,500
Mobil Corp.                                                       10,000      1,167,500
Sonat, Inc.                                                       30,000      1,477,500
Sonoco Products Co,                                               30,000        798,750
Williams Companies, Inc.                                          25,000      1,306,250
                                                                           ------------
                                                                             10,136,250
                                                                           ------------
Paper & Paper Products (2.69%)
Kimberly-Clark Corp.                                              35,000      3,263,750
                                                                           ------------
Retail (7.05%)
Arbor Drugs, Inc.                                                 35,000        791,875
Dollar General Corp.                                              50,000      1,387,500
Home Depot, Inc.                                                  50,000      2,737,500
Pep Boys - Manny, Moe & Jack                                      65,000      2,275,000
Sysco Corp.                                                       40,000      1,360,000
                                                                           ------------
                                                                              8,551,875
                                                                           ------------
Soap & Cleaning Preparations (2.45%)
Proctor & Gamble Co. (The)                                        30,000      2,970,000
                                                                           ------------
Telecommunications (1.49%)
Federal Signal Corp.                                              70,000      1,802,500
                                                                           ------------
Transport (0.88%)
CSX Corp.                                                         25,000      1,078,125
                                                                           ------------
Utilities (6.88%)
Century Telephone Enterprises, Inc.                               75,000      2,409,376
Frontier Corp.                                                    70,000      2,030,000
National Fuel Gas Co.                                             27,000      1,005,750
Questar Corp                                                      40,000      1,440,000
SBC Communications, Inc.                                          30,000      1,458,750
                                                                           ------------
                                                                              8,343,876
                                                                           ------------
                      TOTAL COMMON STOCKS
                       (Cost $92,263,970)                        (93.78%)   113,764,313
                                                               ---------   ------------


                                                INTEREST       PAR VALUE         MARKET
                                                    RATE (000'S OMITTED)          VALUE
                                            ------------ ---------------   ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.15%)
Investment in a joint repurchase
agreement transaction with
SBC Capital Markets, Inc.
Dated 10-31-96, Due 11-01-96
(Secured by U.S. Treasury Bonds,
6.25% thru 12.00% due
11-15-12 thru 8-15-23)
Note A                                              5.54%         $7,463      7,463,000
                                                                           ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.75%                                                                  597
                                                                           ------------
            TOTAL SHORT-TERM INVESTMENTS                          (6.15%)     7,463,597
                                                               ---------   ------------
                       TOTAL INVESTMENTS                         (99.93%)  $121,227,910
                                                               ---------   ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of four series: John Hancock Disciplined Growth Fund (the "Fund"), John Hancock Regional Bank Fund, John Hancock Managed Tax-Exempt Fund, and John Hancock Financial Industries Fund (which commenced operations on March 14, 1996). Prior to April 1, 1996, the Fund was known as the John Hancock Sovereign Achievers Fund. The other three series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve long-term growth of capital by investing only in established companies that have demonstrated both earnings growth and stability.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $500,000,000 of the Fund's average daily net asset value and
(b) 0.65% of the Fund's average daily net asset value in excess of $500,000,000.

The Adviser had entered into a service agreement with Sovereign Asset Management Corporation ("SAMCORP") an affiliate of the Adviser, to provide certain investment research and portfolio management services to the Fund, for which the Adviser paid SAMCORP 40% of its management fee. This service agreement was terminated effective April 1, 1996.

In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. For the period ended October 31, 1996, net sales charges received with regard to sales of Class A shares amounted to $71,634. Of this amount, $10,579 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $28,592 was paid as sales commissions to unrelated broker-dealers and $32,463 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1996, the contingent deferred sales charges paid to JH Funds amounted to $195,017.

In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. The Fund pays Investor Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

On August 27, 1996, the Board of Trustees approved retroactively to July 1, 1996, an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as a Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $328.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1996, aggregated $87,724,863 and $109,699,385, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1996.

The cost of investments owned at October 31, 1996 (excluding the corporate savings account) for federal income tax purposes was $99,726,970. Gross unrealized appreciation and depreciation of investments aggregated $22,146,483 and $646,140, respectively, resulting in net unrealized appreciation of $21,500,343.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the period ended October 31, 1996, the Fund has reclassified $83,995 from accumulated net investment loss on investments to accumulated net realized gain. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income in the financial highlights excludes these adjustments.



REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Disciplined Growth Fund
(formerly John Hancock Sovereign Achievers Fund) and the Trustees of Freedom Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Disciplined Growth Fund (the "Fund") (formerly John Hancock Sovereign Achievers Fund) (a series of Freedom Investment Trust) at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
December 12, 1996


TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended October 31, 1996.

All dividends paid during the fiscal year ended October 31, 1996 are taxable as ordinary income. These amounts were reported to shareholders on 1995 U.S. Treasury Department Form 1099-DIV in January 1996. It is anticipated that there will be a distribution from sales of securities to shareholders of record on December 23, 1996 and payable December 30, 1996. Shareholders will receive a 1996 U.S. Treasury Department Form 1099-DIV in January 1997 representing their proportionate share. The fund did not designate a long-term capital gain dividend during the fiscal year ended October 31, 1996.

None of the distributions qualify for the dividends received deduction available to corporate shareholders.



SHAREHOLDER MEETING (UNAUDITED)

On July 23, 1996, a special meeting of John Hancock Disciplined Growth Fund was held.

The Shareholders approved a new investment management contract between John Hancock Advisers, Inc. and the Fund. The shareholder votes were 3,860,419 FOR, 156,651 AGAINST and 322,327 ABSTAINING.

The Shareholders approved an Amended and Restated Declaration of Trust. The shareholder votes were 3,844,565 FOR, 160,719 AGAINST and 334,113 ABSTAINING.

The Shareholders eliminated the Fund's fundamental investment restriction on investing in a single class of securities of an issuer. The shareholder vote were 3,774,288 FOR, 211,998 AGAINST and 353,111 ABSTAINING.

The Shareholders redesignated as nonfundamental the Fund's fundamental investment restriction on investment in other investment companies. The shareholder votes were 3,740,575 FOR, 237,229 AGAINST and 360,892
ABSTAINING.

The Shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE                 FOR         WITHHELD
----------------------      ----------      -------
Dennis S. Aronowitz          5,295,410      184,520
Edward J. Boudreau, Jr.      5,295,975      183,955
Richard P. Chapman, Jr.      5,296,681      183,249
William J. Cosgrove          5,296,743      183,187
Douglas M. Costle            5,296,743      183,187
Leland O. Erdahl             5,296,743      183,187
Richard A. Farrell           5,296,155      183,775
Gail D. Fosler               5,296,743      183,187
William F. Glavin            5,296,681      183,249
Anne C. Hodsdon              5,295,904      184,026
Dr. John A. Moore            5,296,049      183,881
Patti McGill Peterson        5,295,512      184,418
John W. Pratt                5,296,413      183,517
Richard S. Scipione          5,295,803      184,127
Edward J. Spellman           5,296,441      183,489


NOTES
John Hancock Funds - Disciplined Growth Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



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This report is for the information of shareholders of the John Hancock
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